UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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Form 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 5, 2019

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BMC STOCK HOLDINGS, INC.
(Exact Name Of Registrant As Specified In Its Charter)
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Delaware	1-36050	26-4687975
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8020 Arco Corporate Drive, Suite 400
Raleigh, North Carolina 27617
(Address Of Principal Executive Offices) (Zip Code)
(919) 431-1000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
Former Name or Former Address, if Changed Since Last Report
_____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	BMCH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On November 5, 2019, BMC Stock Holdings, Inc. (the “Company”) issued a press release announcing financial results for its third quarter ended September 30, 2019, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information included or incorporated by reference in this Item 2.02, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission (the “SEC”) and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01. Regulation FD.
The Company intends to reference an investor presentation during the Company’s conference call to discuss its financial results for its third quarter ended September 30, 2019. A copy of the presentation (the "Earnings Materials") can be accessed in the "Events and Presentations" tab on the Company’s investor relations website - ir.buildwithbmc.com - under the heading “Presentation Archive.”

During November and December 2019, the executive management of the Company is scheduled to make various presentations regarding, among other things, the Company’s operations and performance. The presentation may be made to current and potential investors, investment analysts, lenders, creditors, insurers, vendors, customers, employees and others with an interest in the Company and its business. A copy of the materials to be used at these presentations (the “Presentation Materials”) will be available by November 6, 2019, prior to such presentations, in the “Events and Presentations” tab on the Company’s investor relations website - ir.buildwithbmc.com - under the heading “Presentation Archive.”

The information contained in the Earnings Materials and the Presentation Materials is summary information that should be considered in the context of the Company’s filings with the SEC and other public announcements that the Company may make by press release or otherwise from time to time. The Earnings Materials and the Presentation Materials speak as of today's date. While the Company may elect to update the Earnings Materials or the Presentation Materials in the future or reflect events and circumstances occurring or existing after today's date, the Company specifically disclaims any obligation to do so. By furnishing this Current Report on Form 8-K, the Company makes no admission as to the materiality of any information that is required to be disclosed solely by reason of Regulation FD.

The information included in this Item 7.01 is being furnished to the SEC and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press Release of BMC Stock Holdings, Inc. dated November 5, 2019
104	Cover Page Interactive Data File - The cover page from the Company’s Current Report on Form 8-K filed on November 5, 2019 is formatted in Inline XBRL (included as Exhibit 101).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BMC STOCK HOLDINGS, INC.

Date: November 5, 2019	By:	/s/ Timothy D. Johnson
Executive Vice President, General Counsel and Corporate Secretary